Summary Prospectus Supplement dated January 14, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Institutional Class shares of the Fund listed below:
Invesco Global Core Equity Fund
The following information replaces in its entirety the third paragraph appearing under the heading “Principal Investment Strategies of the Fund”:
     “The Fund invests, under normal circumstances, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, specifically, common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.”

1